Exhibit 99.1 Xerox + HP A Value-Creating CombinationExhibit 99.1 Xerox + HP A Value-Creating Combination

Forward-looking Statements This communication, and other written or oral statements made from time to time by management contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. The words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “will”, “should”, “targeting”, “projecting”, “driving” and similar expressions, as they relate to us, our performance and/or our technology, including statements regarding the proposed transaction, benefits and synergies of the proposed transaction and future opportunities for the combined company, are intended to identify forward-looking statements. These statements reflect management’s current beliefs, assumptions and expectations and are subject to a number of factors that may cause actual results to differ materially. Such factors include but are not limited to the ultimate outcome of any possible transaction between Xerox Holdings Corporation (“Xerox”) and HP Inc. (“HP”), including the possibility that the parties will not agree to pursue a business combination transaction or that the terms of any definitive agreement will be materially different from those described herein; uncertainties as to whether HP will cooperate with Xerox regarding the proposed transaction; Xerox’s ability to consummate the proposed transaction with HP; the conditions to the completion of the proposed transaction, including the receipt of any required shareholder approvals and any required regulatory approvals; Xerox’s ability to finance the proposed transaction with HP; Xerox’s indebtedness, including the substantial indebtedness Xerox expects to incur in connection with the proposed transaction with HP and the need to generate sufficient cash flows to service and repay such debt; the possibility that Xerox may be unable to achieve expected synergies and operating efficiencies within the expected time- frames or at all and to successfully integrate HP’s operations with those of Xerox; that such integration may be more difficult, time-consuming or costly than expected; that operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the proposed transaction or the public announcement of the proposed transaction; that the retention of certain key employees may be difficult; and general economic conditions that are less favorable than expected. Additional risks that may affect Xerox’s operations and other factors that are set forth in the “Risk Factors” section, the “Legal Proceedings” section, the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section and other sections of Xerox Corporation’s 2018 Annual Report on Form 10-K, as well as in Xerox Corporation’s and Xerox Holdings Corporation’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. These forward-looking statements speak only as of the date of this communication or as of the date to which they refer, and Xerox assumes no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law. Certain Estimated Information This presentation includes Wall Street consensus projected results for Xerox and HP for future periods. Xerox is including these consensus estimates for informational purposes only, but is not affirming analyst projections or separately including guidance on these metrics. 2Forward-looking Statements This communication, and other written or oral statements made from time to time by management contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. The words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “will”, “should”, “targeting”, “projecting”, “driving” and similar expressions, as they relate to us, our performance and/or our technology, including statements regarding the proposed transaction, benefits and synergies of the proposed transaction and future opportunities for the combined company, are intended to identify forward-looking statements. These statements reflect management’s current beliefs, assumptions and expectations and are subject to a number of factors that may cause actual results to differ materially. Such factors include but are not limited to the ultimate outcome of any possible transaction between Xerox Holdings Corporation (“Xerox”) and HP Inc. (“HP”), including the possibility that the parties will not agree to pursue a business combination transaction or that the terms of any definitive agreement will be materially different from those described herein; uncertainties as to whether HP will cooperate with Xerox regarding the proposed transaction; Xerox’s ability to consummate the proposed transaction with HP; the conditions to the completion of the proposed transaction, including the receipt of any required shareholder approvals and any required regulatory approvals; Xerox’s ability to finance the proposed transaction with HP; Xerox’s indebtedness, including the substantial indebtedness Xerox expects to incur in connection with the proposed transaction with HP and the need to generate sufficient cash flows to service and repay such debt; the possibility that Xerox may be unable to achieve expected synergies and operating efficiencies within the expected time- frames or at all and to successfully integrate HP’s operations with those of Xerox; that such integration may be more difficult, time-consuming or costly than expected; that operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the proposed transaction or the public announcement of the proposed transaction; that the retention of certain key employees may be difficult; and general economic conditions that are less favorable than expected. Additional risks that may affect Xerox’s operations and other factors that are set forth in the “Risk Factors” section, the “Legal Proceedings” section, the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section and other sections of Xerox Corporation’s 2018 Annual Report on Form 10-K, as well as in Xerox Corporation’s and Xerox Holdings Corporation’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. These forward-looking statements speak only as of the date of this communication or as of the date to which they refer, and Xerox assumes no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law. Certain Estimated Information This presentation includes Wall Street consensus projected results for Xerox and HP for future periods. Xerox is including these consensus estimates for informational purposes only, but is not affirming analyst projections or separately including guidance on these metrics. 2

Additional Information This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. This communication relates to a proposal that Xerox has made for a business combination transaction with HP. In furtherance of this proposal and subject to future developments, Xerox (and, if applicable, HP) may file one or more registration statements, proxy statements, tender offer statements or other documents with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement, registration statement, tender offer statement, prospectus or other document Xerox and/or HP may file with the SEC in connection with the proposed transaction. Investors and security holders of Xerox and HP are urged to read the proxy statement(s), registration statement, tender offer statement, prospectus and/or other documents filed with the SEC carefully in their entirety if and when they become available as they will contain important information about the proposed transaction. Any definitive proxy statement(s) or prospectus(es) (if and when available) will be mailed to shareholders of Xerox and/or HP, as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Xerox through the web site maintained by the SEC at www.sec.gov, and by visiting Xerox’s investor relations site at www.xerox.com/investor. This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, Xerox and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions. You can find information about Xerox’s executive officers and directors in the Current Report on Form 8-K filed by Xerox Holdings Corporation with the SEC on July 31, 2019, the prospectus filed by Xerox Holdings Corporation with the SEC on April 23, 2019 and the Annual Report on Form 10-K for the year ended December 31, 2018 filed by Xerox Corporation with the SEC on February 25, 2019. To the extent holdings of Xerox securities by Xerox’s executive officers and directors have changed from the amounts of securities of Xerox Corporation (the predecessor issuer to Xerox Holdings Corporation) held by such persons as reflected in the prospectus filed by Xerox Holdings Corporation with the SEC on April 23, 2019, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such potential participants will be included in one or more registration statements, proxy statements, tender offer statements or other documents filed with the SEC if and when they become available. These documents (if and when available) may be obtained free of charge from the SEC’s website www.sec.gov, and by visiting Xerox’s investor relations site at www.xerox.com/investor. 3Additional Information This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. This communication relates to a proposal that Xerox has made for a business combination transaction with HP. In furtherance of this proposal and subject to future developments, Xerox (and, if applicable, HP) may file one or more registration statements, proxy statements, tender offer statements or other documents with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement, registration statement, tender offer statement, prospectus or other document Xerox and/or HP may file with the SEC in connection with the proposed transaction. Investors and security holders of Xerox and HP are urged to read the proxy statement(s), registration statement, tender offer statement, prospectus and/or other documents filed with the SEC carefully in their entirety if and when they become available as they will contain important information about the proposed transaction. Any definitive proxy statement(s) or prospectus(es) (if and when available) will be mailed to shareholders of Xerox and/or HP, as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Xerox through the web site maintained by the SEC at www.sec.gov, and by visiting Xerox’s investor relations site at www.xerox.com/investor. This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, Xerox and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions. You can find information about Xerox’s executive officers and directors in the Current Report on Form 8-K filed by Xerox Holdings Corporation with the SEC on July 31, 2019, the prospectus filed by Xerox Holdings Corporation with the SEC on April 23, 2019 and the Annual Report on Form 10-K for the year ended December 31, 2018 filed by Xerox Corporation with the SEC on February 25, 2019. To the extent holdings of Xerox securities by Xerox’s executive officers and directors have changed from the amounts of securities of Xerox Corporation (the predecessor issuer to Xerox Holdings Corporation) held by such persons as reflected in the prospectus filed by Xerox Holdings Corporation with the SEC on April 23, 2019, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such potential participants will be included in one or more registration statements, proxy statements, tender offer statements or other documents filed with the SEC if and when they become available. These documents (if and when available) may be obtained free of charge from the SEC’s website www.sec.gov, and by visiting Xerox’s investor relations site at www.xerox.com/investor. 3

Introduction Dear HP Shareholder, There is a clear path to realizing increased value from your investment in HP — the proposed transaction with Xerox. We are offering a combination of cash and stock with an aggregate implied value of ~$31 per share (an 82% premium to HP’s unaffected 30-day (1) volume weighted average price ) comprised of the following components: (1) • $17 per share in cash, which equals 100% of HP’s unaffected 30-day volume weighted average price ; and • 48% of the pro forma combined company, which we believe is worth ~$14 per share, without multiple expansion or revenue synergies. In this presentation, we provide an overview of the value of our offer and two of the most important opportunities created by a combination — cost synergies and revenue synergies. By harvesting these synergies, which can only be realized with this combination, the new pro forma company will be both more profitable and better positioned to provide customers with a stronger mix of products, services and support than either company can do on its own. The value of the transaction goes beyond economics. In consolidating industries, first movers not only win but also have an opportunity to reshape the competitive landscape in an enduring way. The increased cash flow generated by this deal will allow for rapid de-leveraging, greater capital returns to shareholders and enhanced investment in innovation that can put these storied brands at the forefront for decades to come. We strongly encourage you to urge HP’s Board of Directors to pursue this transaction on a friendly basis, starting with the provision of mutual due diligence. Regards, John Visentin Vice Chairman & CEO Xerox Holdings Corporation 1 Based on share price of $17.00 as of November 5, 2019. 4Introduction Dear HP Shareholder, There is a clear path to realizing increased value from your investment in HP — the proposed transaction with Xerox. We are offering a combination of cash and stock with an aggregate implied value of ~$31 per share (an 82% premium to HP’s unaffected 30-day (1) volume weighted average price ) comprised of the following components: (1) • $17 per share in cash, which equals 100% of HP’s unaffected 30-day volume weighted average price ; and • 48% of the pro forma combined company, which we believe is worth ~$14 per share, without multiple expansion or revenue synergies. In this presentation, we provide an overview of the value of our offer and two of the most important opportunities created by a combination — cost synergies and revenue synergies. By harvesting these synergies, which can only be realized with this combination, the new pro forma company will be both more profitable and better positioned to provide customers with a stronger mix of products, services and support than either company can do on its own. The value of the transaction goes beyond economics. In consolidating industries, first movers not only win but also have an opportunity to reshape the competitive landscape in an enduring way. The increased cash flow generated by this deal will allow for rapid de-leveraging, greater capital returns to shareholders and enhanced investment in innovation that can put these storied brands at the forefront for decades to come. We strongly encourage you to urge HP’s Board of Directors to pursue this transaction on a friendly basis, starting with the provision of mutual due diligence. Regards, John Visentin Vice Chairman & CEO Xerox Holdings Corporation 1 Based on share price of $17.00 as of November 5, 2019. 4

Executive Summary • Headline offer of ~$22 per share represents a 29% premium to HP’s unaffected 30-day volume weighted average price (VWAP) of $17 Compelling Value Creation • Pro forma implied value to HP shareholders of ~$31 per share Xerox’s offer provides immediate cash value 1• Combined company delivers free cash flow (FCF) of $4bn+ in year one before any synergies and significant equity upside • Enables de-leveraging, increased investment in growth and greater future returns to shareholders than either company can achieve on a stand-alone basis Significant Cost Synergy Opportunities • Clear playbook to generate incremental run-rate cost synergies of at least $2bn within 24 months At least $2bn of incremental run-rate cost 2 • Enhanced profitability that allows for reinvestment to drive innovation and future growth synergies only achievable through a combination • Complementary offerings cover all client needs from small and mid-size businesses (SMB) to Undisputed Strategic Logic enterprise to in-plant printing segments • Drives economies of scale and efficiency $1-$1.5bn of potential growth opportunities 3 • Harnesses complementary IP and expertise to accelerate the introduction of new high-growth only realized through a combination technologies • Created a culture of accountability, streamlined business processes and stabilized operations Leadership with Proven Track Record • Delivered nearly $1bn in gross savings in under 18 months (at a cost of less than $350mm) Xerox management developed and is executing a • As of September 30, 2019, increased trailing twelve months (TTM) FCF by ~$300mm or 32%, 4 strategic 3-year playbook to create shareholder from $0.95bn to $1.25bn, and TTM adjusted operating margin by 140 basis points from value (1) 11.3% to 12.7% even while revenue declined Source: Company filings. Note: Unaffected 30-day VWAP of $17.00 as of November 5, 2019. 1 TTM figures correspond with the As Reported Financial Statements of Xerox Holdings Corporation and do not incorporate any adjustments for the impact of the recent transactions to restructure Xerox’s relation with 5 Fujifilm.Executive Summary • Headline offer of ~$22 per share represents a 29% premium to HP’s unaffected 30-day volume weighted average price (VWAP) of $17 Compelling Value Creation • Pro forma implied value to HP shareholders of ~$31 per share Xerox’s offer provides immediate cash value 1• Combined company delivers free cash flow (FCF) of $4bn+ in year one before any synergies and significant equity upside • Enables de-leveraging, increased investment in growth and greater future returns to shareholders than either company can achieve on a stand-alone basis Significant Cost Synergy Opportunities • Clear playbook to generate incremental run-rate cost synergies of at least $2bn within 24 months At least $2bn of incremental run-rate cost 2 • Enhanced profitability that allows for reinvestment to drive innovation and future growth synergies only achievable through a combination • Complementary offerings cover all client needs from small and mid-size businesses (SMB) to Undisputed Strategic Logic enterprise to in-plant printing segments • Drives economies of scale and efficiency $1-$1.5bn of potential growth opportunities 3 • Harnesses complementary IP and expertise to accelerate the introduction of new high-growth only realized through a combination technologies • Created a culture of accountability, streamlined business processes and stabilized operations Leadership with Proven Track Record • Delivered nearly $1bn in gross savings in under 18 months (at a cost of less than $350mm) Xerox management developed and is executing a • As of September 30, 2019, increased trailing twelve months (TTM) FCF by ~$300mm or 32%, 4 strategic 3-year playbook to create shareholder from $0.95bn to $1.25bn, and TTM adjusted operating margin by 140 basis points from value (1) 11.3% to 12.7% even while revenue declined Source: Company filings. Note: Unaffected 30-day VWAP of $17.00 as of November 5, 2019. 1 TTM figures correspond with the As Reported Financial Statements of Xerox Holdings Corporation and do not incorporate any adjustments for the impact of the recent transactions to restructure Xerox’s relation with 5 Fujifilm.

1 Compelling Value Creation Xerox’s offer provides immediate cash value and significant equity upside 61 Compelling Value Creation Xerox’s offer provides immediate cash value and significant equity upside 6

Xerox’s Offer Provides Immediate Cash Value and Significant Equity Upside (1) ▪ HP shareholders receive $17 per share in cash, representing 100% of HP’s unaffected 30-day VWAP Compelling ▪ ~$14 per share implied value through ownership of 48% of pro forma combined company, including $2bn of incremental Premium & (2) run-rate cost synergies achieved within 24 months, but without multiple expansion and excluding any revenue synergies Value Creation (1) ▪ Implied value of ~$31 per share, represents an 82% premium to HP’s unaffected 30-day VWAP ▪ Combined company expected to maintain investment grade credit rating Capital ▪ Plan to maintain $1.00 per share annual dividend; consistent with Xerox’s current policy Structure & ▪ After initial deleveraging period, capital return policy expected to be 50% to 75% of annual FCF Allocation ▪ Opportunity for even greater capital returns to shareholders in the future ▪ Three weeks of mutual diligence requested to verify assumptions and reveal other value creation opportunities ▪ There will be NO financing condition to closing the transaction Path to Close ▪ No anticipated regulatory impediments 1 Unaffected 30-day VWAP of $17.00 as of November 5, 2019. 2 Implied equity value from ~48% HP ownership in combined company. 7Xerox’s Offer Provides Immediate Cash Value and Significant Equity Upside (1) ▪ HP shareholders receive $17 per share in cash, representing 100% of HP’s unaffected 30-day VWAP Compelling ▪ ~$14 per share implied value through ownership of 48% of pro forma combined company, including $2bn of incremental Premium & (2) run-rate cost synergies achieved within 24 months, but without multiple expansion and excluding any revenue synergies Value Creation (1) ▪ Implied value of ~$31 per share, represents an 82% premium to HP’s unaffected 30-day VWAP ▪ Combined company expected to maintain investment grade credit rating Capital ▪ Plan to maintain $1.00 per share annual dividend; consistent with Xerox’s current policy Structure & ▪ After initial deleveraging period, capital return policy expected to be 50% to 75% of annual FCF Allocation ▪ Opportunity for even greater capital returns to shareholders in the future ▪ Three weeks of mutual diligence requested to verify assumptions and reveal other value creation opportunities ▪ There will be NO financing condition to closing the transaction Path to Close ▪ No anticipated regulatory impediments 1 Unaffected 30-day VWAP of $17.00 as of November 5, 2019. 2 Implied equity value from ~48% HP ownership in combined company. 7

Equity Upside for HP Shareholders from Ownership in Combined Company The stock consideration of Xerox’s proposal results in HP shareholders owning ~48% of the combined company. This gives HP shareholders significant equity upside, which we conservatively value at ~$14 per share without multiple expansion and before any revenue synergies are achieved. Pro Forma Implied Value to HP Shareholders of ~$31 Per Share Equity Value of Combined Company ($ in bn except per share data) (1) Based on Company Guidance for Adjusted EPS P/E Multiple HP Blended Xerox ~$14 ~$31 Xerox CY19E Net Income $0.8 HP CY19E Net Income 3.3 (2) Plus: $2bn Run-Rate Cost Synergies (tax-effected) 1.7 ~$26 Less: Interest Expense from Acquisition (estimated) (0.8) Excluding $17 (4) Synergies Combined Company Pro Forma Net Income $5.0 (3) x Unaffected CY19E P/E Multiple 8.2x 8.8x 10.9x Combined Company Pro Forma Equity Value $44.2 HP Shareholder Ow nership 48% Equity Value to HP Shareholders ($bn) ~$21 Cash Value Equity Value of Implied Value to HP Shares Outstanding (bn) 1.5 ~48% Ownership in HP Shareholders Equity Value to HP Shareholders ($ / share) ~$14 Combined Company (3) at Current P/E Multiples Equity Value to HP Shareholders ($ / share) - Excl. Synergies ~$9 Source: Company filings. 1 Based on Xerox company guidance for FY19E Adjusted EPS of ~$3.30-$3.40 and HP company guidance for FY20E Adjusted EPS of $2.24-$2.32 (calenderaized to CY19E). Analysis uses midpoints of guidance range. 2 Achieved within 24 months. 3 P/E multiples based on unaffected prices as of November 5, 2019 and company guidance CY19E earnings (which imply 10.9x for Xerox and 8.2x for HP); blended average weighted by market capitalization. 8Equity Upside for HP Shareholders from Ownership in Combined Company The stock consideration of Xerox’s proposal results in HP shareholders owning ~48% of the combined company. This gives HP shareholders significant equity upside, which we conservatively value at ~$14 per share without multiple expansion and before any revenue synergies are achieved. Pro Forma Implied Value to HP Shareholders of ~$31 Per Share Equity Value of Combined Company ($ in bn except per share data) (1) Based on Company Guidance for Adjusted EPS P/E Multiple HP Blended Xerox ~$14 ~$31 Xerox CY19E Net Income $0.8 HP CY19E Net Income 3.3 (2) Plus: $2bn Run-Rate Cost Synergies (tax-effected) 1.7 ~$26 Less: Interest Expense from Acquisition (estimated) (0.8) Excluding $17 (4) Synergies Combined Company Pro Forma Net Income $5.0 (3) x Unaffected CY19E P/E Multiple 8.2x 8.8x 10.9x Combined Company Pro Forma Equity Value $44.2 HP Shareholder Ow nership 48% Equity Value to HP Shareholders ($bn) ~$21 Cash Value Equity Value of Implied Value to HP Shares Outstanding (bn) 1.5 ~48% Ownership in HP Shareholders Equity Value to HP Shareholders ($ / share) ~$14 Combined Company (3) at Current P/E Multiples Equity Value to HP Shareholders ($ / share) - Excl. Synergies ~$9 Source: Company filings. 1 Based on Xerox company guidance for FY19E Adjusted EPS of ~$3.30-$3.40 and HP company guidance for FY20E Adjusted EPS of $2.24-$2.32 (calenderaized to CY19E). Analysis uses midpoints of guidance range. 2 Achieved within 24 months. 3 P/E multiples based on unaffected prices as of November 5, 2019 and company guidance CY19E earnings (which imply 10.9x for Xerox and 8.2x for HP); blended average weighted by market capitalization. 8

Substantial Premium with Significant Upside Xerox Offered a Significant Premium to HP Shareholders HP Shareholders Benefit From Significant Upside HP Inc. LTM Share Price Value Creation for HP Shareholders ($/share) ($/share) HP Shareholders’ ~48% ownership of combined company provides Implied Value to HP Shareholders : ~$31 $32 significant equity upside 30 HP missed consensus FCF by ~19%. Management 28 noted an accelerating loss of market share in supplies; ~$31 / Share count of sell/underweight broker ratings doubled 26 24 “Headline” Offer: ~$22 22 ~$22 / Share ~$26 / Share Unaffected: 20 Excluding Stock $18.40 18 $5 0.137 XRX Shares at Unaffected Synergies Price 16 30-Day VWAP: $17.00 14 Goldman Sachs Analyst Price Target: $14.00 12 $17 10 Cash HP’s own financial advisor November 5, 2018 November 5, 2019 Headline Implied Value to Offer HP Shareholders 30-Day VWAP Unaffected Stock Price Cash certainty de-risks Premium of Implied Value to HP execution of HP standalone Shareholders to HP Share Prices: 82% 68% long-term plan Source: Company filings and transcripts, FactSet and Wall Street research. Note: Unaffected share price of $18.40 and unaffected 30-day VWAP of $17.00 as of November 5, 2019. 9Substantial Premium with Significant Upside Xerox Offered a Significant Premium to HP Shareholders HP Shareholders Benefit From Significant Upside HP Inc. LTM Share Price Value Creation for HP Shareholders ($/share) ($/share) HP Shareholders’ ~48% ownership of combined company provides Implied Value to HP Shareholders : ~$31 $32 significant equity upside 30 HP missed consensus FCF by ~19%. Management 28 noted an accelerating loss of market share in supplies; ~$31 / Share count of sell/underweight broker ratings doubled 26 24 “Headline” Offer: ~$22 22 ~$22 / Share ~$26 / Share Unaffected: 20 Excluding Stock $18.40 18 $5 0.137 XRX Shares at Unaffected Synergies Price 16 30-Day VWAP: $17.00 14 Goldman Sachs Analyst Price Target: $14.00 12 $17 10 Cash HP’s own financial advisor November 5, 2018 November 5, 2019 Headline Implied Value to Offer HP Shareholders 30-Day VWAP Unaffected Stock Price Cash certainty de-risks Premium of Implied Value to HP execution of HP standalone Shareholders to HP Share Prices: 82% 68% long-term plan Source: Company filings and transcripts, FactSet and Wall Street research. Note: Unaffected share price of $18.40 and unaffected 30-day VWAP of $17.00 as of November 5, 2019. 9

Headline Offer (Excluding Any Synergies) Exceeds Analysts’ Unaffected Expectations for HP Premium Value to Wall Street Views HP Standalone Plan Has Significant Execution Risk ▪ “$1.0bn gross savings by end of FY22…most of this will be offset (1) Unaffected HP Price Targets by organic headwinds and investments, so see minimal help on (as of November 5, 2019 Xerox Offer) EPS…” “Implied Value” - October 3, 2019 ~$31 “Headline” Offer: ▪ “…the net drop-through of the cost savings is likely to be $20.00 $20.00 $20.00 $20.00 $20.00 ~$22 negligible…we think the related cash costs and lack of drop- $19.00 $18.00 through are likely to remain sticking points with investors $14.00 ahead…” - October 4, 2019 ▪ “We think that investors will be left to question the net cost savings… In its printing business we think that there will be Wells Citi Morgan Evercore Deustche JP Credit Goldman concern over execution risk as the company simultaneous works Fargo Stanley ISI Bank Morgan Suisse Sachs to cut costs and realign its printing business toward a systems based model…” Recommendations - October 3, 2019 Hold Neutral Hold Hold Hold Neutral Neutral Sell [Heading TBU] ▪ “While the company has announced cost cuts and headcount Date reduction, we still see downside risk to margins as HPQ embarks 10/11 10/04 10/04 10/28 10/01 10/04 10/21 10/09 [Heading TBU] on what we see as a particularly difficult business model transition… we see risk to HP’s FY’20 FCF target of $3B if the PC business continues to deteriorate.” - October 9, 2019 1 Analyst price targets as of November 5, 2019. 10Headline Offer (Excluding Any Synergies) Exceeds Analysts’ Unaffected Expectations for HP Premium Value to Wall Street Views HP Standalone Plan Has Significant Execution Risk ▪ “$1.0bn gross savings by end of FY22…most of this will be offset (1) Unaffected HP Price Targets by organic headwinds and investments, so see minimal help on (as of November 5, 2019 Xerox Offer) EPS…” “Implied Value” - October 3, 2019 ~$31 “Headline” Offer: ▪ “…the net drop-through of the cost savings is likely to be $20.00 $20.00 $20.00 $20.00 $20.00 ~$22 negligible…we think the related cash costs and lack of drop- $19.00 $18.00 through are likely to remain sticking points with investors $14.00 ahead…” - October 4, 2019 ▪ “We think that investors will be left to question the net cost savings… In its printing business we think that there will be Wells Citi Morgan Evercore Deustche JP Credit Goldman concern over execution risk as the company simultaneous works Fargo Stanley ISI Bank Morgan Suisse Sachs to cut costs and realign its printing business toward a systems based model…” Recommendations - October 3, 2019 Hold Neutral Hold Hold Hold Neutral Neutral Sell [Heading TBU] ▪ “While the company has announced cost cuts and headcount Date reduction, we still see downside risk to margins as HPQ embarks 10/11 10/04 10/04 10/28 10/01 10/04 10/21 10/09 [Heading TBU] on what we see as a particularly difficult business model transition… we see risk to HP’s FY’20 FCF target of $3B if the PC business continues to deteriorate.” - October 9, 2019 1 Analyst price targets as of November 5, 2019. 10

2020E Pro Forma Earnings Power Xerox HP Pro Forma (1) Revenue $8.7bn $58.1bn $66.8bn Incremental run-rate cost synergies of $2bn achieved within 24 months Adjusted $1.6bn $4.9bn $8.5bn (1) EBITDA 18.8% 8.4% 12.7% % Margin (Including Run-rate Synergies) Free Cash (2) (1) $1.1bn $3.5bn $5.7bn Flow 12.8% 6.0% % Margin 8.6% (Including Run-rate Synergies) Source: Wall Street research. Note: Due to rounding, the margin percentages may not precisely reflect the absolute figures. 1 Standalone figures based on Wall Street consensus (median). 11 2 Includes free cash flow impact of incremental interest and other transaction related adjustments, excluding cost to achieve. Revenue synergies not included.2020E Pro Forma Earnings Power Xerox HP Pro Forma (1) Revenue $8.7bn $58.1bn $66.8bn Incremental run-rate cost synergies of $2bn achieved within 24 months Adjusted $1.6bn $4.9bn $8.5bn (1) EBITDA 18.8% 8.4% 12.7% % Margin (Including Run-rate Synergies) Free Cash (2) (1) $1.1bn $3.5bn $5.7bn Flow 12.8% 6.0% % Margin 8.6% (Including Run-rate Synergies) Source: Wall Street research. Note: Due to rounding, the margin percentages may not precisely reflect the absolute figures. 1 Standalone figures based on Wall Street consensus (median). 11 2 Includes free cash flow impact of incremental interest and other transaction related adjustments, excluding cost to achieve. Revenue synergies not included.

Combined Company Leverage Can Be Significantly Reduced with Pro Forma FCF PF Leverage Level Is In Line With Tech Hardware Companies… …And Leverage Significantly Reduced Over 24 months ▪ Pro forma analysis based on Wall Street consensus shows strong ability (Net Leverage: Net Debt / 2019E EBITDA) for the combined company to deleverage PF HP+XRX 4.2x ▪ Supported by $2bn of incremental run-rate cost synergies achieved within 24 months (1) PF HP+XRX w/Synergies 3.2x ▪ >$5bn of annual run-rate free cash flow will allow Xerox to: ✓ Significantly reduce leverage over 24 months Median: 3.3x ✓ Maintain dividend policy CommScope 7.4x ▪ After initial deleveraging period, capital return policy expected to be Dell 50% to 75% of annual free cash flow 3.8x (2) (2) 4.2x 4.2x 3.8x 3.5x IBM 3.4x 3.4x 2.6x Broadcom 3.2x Sensata 2.8x Western Digital PF 2020E 2021E 2.0x (12/31/2019) With Cost Synergies Excluding Cost Synergies Source: Company filings and Factset. Note: Leverage calculated using consensus estimates and latest reported balance sheet. Broadcom is pro forma for Symantec acquisition. 1 Includes $2.0B of run-rate synergies but excludes revenue synergies. 2 Net Debt / Adj. EBITDA. Based on 2019E PF Adj. EBITDA of $6.6bn. 12Combined Company Leverage Can Be Significantly Reduced with Pro Forma FCF PF Leverage Level Is In Line With Tech Hardware Companies… …And Leverage Significantly Reduced Over 24 months ▪ Pro forma analysis based on Wall Street consensus shows strong ability (Net Leverage: Net Debt / 2019E EBITDA) for the combined company to deleverage PF HP+XRX 4.2x ▪ Supported by $2bn of incremental run-rate cost synergies achieved within 24 months (1) PF HP+XRX w/Synergies 3.2x ▪ >$5bn of annual run-rate free cash flow will allow Xerox to: ✓ Significantly reduce leverage over 24 months Median: 3.3x ✓ Maintain dividend policy CommScope 7.4x ▪ After initial deleveraging period, capital return policy expected to be Dell 50% to 75% of annual free cash flow 3.8x (2) (2) 4.2x 4.2x 3.8x 3.5x IBM 3.4x 3.4x 2.6x Broadcom 3.2x Sensata 2.8x Western Digital PF 2020E 2021E 2.0x (12/31/2019) With Cost Synergies Excluding Cost Synergies Source: Company filings and Factset. Note: Leverage calculated using consensus estimates and latest reported balance sheet. Broadcom is pro forma for Symantec acquisition. 1 Includes $2.0B of run-rate synergies but excludes revenue synergies. 2 Net Debt / Adj. EBITDA. Based on 2019E PF Adj. EBITDA of $6.6bn. 12

2 Significant Cost Synergy Opportunities At least $2bn of incremental run-rate cost synergies only achievable through a combination 132 Significant Cost Synergy Opportunities At least $2bn of incremental run-rate cost synergies only achievable through a combination 13

The Xerox Approach to Transforming Operations While Reducing Costs At its Investor Day in February 2019, Xerox detailed plans for Project Own It, an enterprise-wide initiative to simplify its operations, drive a culture of continuous improvement and free up capital to reinvest in the business. This program is focused on the following seven towers and drivers. For additional program details, reference Xerox’s Investor Day materials on Xerox.com. 14The Xerox Approach to Transforming Operations While Reducing Costs At its Investor Day in February 2019, Xerox detailed plans for Project Own It, an enterprise-wide initiative to simplify its operations, drive a culture of continuous improvement and free up capital to reinvest in the business. This program is focused on the following seven towers and drivers. For additional program details, reference Xerox’s Investor Day materials on Xerox.com. 14

Project Own It Delivered Approximately $1bn of Gross Savings in 18 Months PROJECT OWN IT SAVINGS* ($mm) H2 2018 300 2019 640 d 2020 170 280 H1 2021 110 Achieved & On Track Identified & Highly Probable Delivered approximately $1bn of Plans to deliver $1bn of gross gross savings on a $9bn cost base in savings on a $58.8bn cost base in 3 18 months years Every $1.00 of savings costs $0.35 to Every $1.00 of savings costs $1.00 to (1) (2) achieve achieve *See “Forward-Looking Statements” at the front of this document. 1 th Ratio based on CFO commentary in October 29 earnings call. Full-year 2019E restructuring guidance of $225mm. 2 HP Securities Analyst Meeting on October 3, 2019. 15Project Own It Delivered Approximately $1bn of Gross Savings in 18 Months PROJECT OWN IT SAVINGS* ($mm) H2 2018 300 2019 640 d 2020 170 280 H1 2021 110 Achieved & On Track Identified & Highly Probable Delivered approximately $1bn of Plans to deliver $1bn of gross gross savings on a $9bn cost base in savings on a $58.8bn cost base in 3 18 months years Every $1.00 of savings costs $0.35 to Every $1.00 of savings costs $1.00 to (1) (2) achieve achieve *See “Forward-Looking Statements” at the front of this document. 1 th Ratio based on CFO commentary in October 29 earnings call. Full-year 2019E restructuring guidance of $225mm. 2 HP Securities Analyst Meeting on October 3, 2019. 15

CV Xerox’s Methodology to Deliver $2bn+ of Run-Rate Cost Synergies in 24 Months Shared Additional Supply Chain and Org Design & Manufacturing IT & R&D Delivery Services Centers Procurement Benefit Costs SG&A Target: $100 – 150mm* Target: $500 - 700mm* Target: $500 - 700mm* Target: $280 - 400mm* Target: $200 -300mm* Target: $120 - 150mm* Target: $300 - 400mm* Reduce Reduce layers, Streamline and Supplier application Technical service increase spans, Supply chain consolidate Optimize rationalization portfolio hub address low transformation common productivity and and rate performers functions workforce reduction IT investment Design strategy Reduce third-party organization & Consolidate spend operating model Optimize supplies, facilities Internal system to new strategy parts and freight Organization consolidation and Process optimization process simplification standardization Harmonize benefits and Rationalize sales reduce cost Drive automation coverage & simplification Reduce gap cost benchmarks Consolidate vendors Robotic Process Automation & Predictive Analytics (Target $50mm+) *See “Forward-Looking Statements” at the front of this document. 16CV Xerox’s Methodology to Deliver $2bn+ of Run-Rate Cost Synergies in 24 Months Shared Additional Supply Chain and Org Design & Manufacturing IT & R&D Delivery Services Centers Procurement Benefit Costs SG&A Target: $100 – 150mm* Target: $500 - 700mm* Target: $500 - 700mm* Target: $280 - 400mm* Target: $200 -300mm* Target: $120 - 150mm* Target: $300 - 400mm* Reduce Reduce layers, Streamline and Supplier application Technical service increase spans, Supply chain consolidate Optimize rationalization portfolio hub address low transformation common productivity and and rate performers functions workforce reduction IT investment Design strategy Reduce third-party organization & Consolidate spend operating model Optimize supplies, facilities Internal system to new strategy parts and freight Organization consolidation and Process optimization process simplification standardization Harmonize benefits and Rationalize sales reduce cost Drive automation coverage & simplification Reduce gap cost benchmarks Consolidate vendors Robotic Process Automation & Predictive Analytics (Target $50mm+) *See “Forward-Looking Statements” at the front of this document. 16

Examples of Key Drivers to Deliver $2bn+ of Incremental Run-Rate Cost Synergies F R O M* T O* COMBINED COMPANY ~3000 suppliers 10,000+ suppliers Procurement ~1.5% of revenue ~2% of revenue IT ~20% Sku simplification, improved inventory 1000’s of Sku increasing inventory cost Supply Chain controls executed. Re-engineer logistics ~20% rationalize ~27mm square feet Real Estate Strategic plan to retain key talent and address low Organization Design Expensive voluntary retirements and resulting loss performers of talent & Benefit Costs ~30% opportunity: leverage and optimize Duplicative operations Shared Services Centers ~30% reduction: coverage optimization, adoption Overlapping delivery solutions Delivery of best practices Three weeks of customary due diligence will likely reveal other opportunities and validate assumptions. *Amounts shown are estimates and subject to validation in diligence. 17Examples of Key Drivers to Deliver $2bn+ of Incremental Run-Rate Cost Synergies F R O M* T O* COMBINED COMPANY ~3000 suppliers 10,000+ suppliers Procurement ~1.5% of revenue ~2% of revenue IT ~20% Sku simplification, improved inventory 1000’s of Sku increasing inventory cost Supply Chain controls executed. Re-engineer logistics ~20% rationalize ~27mm square feet Real Estate Strategic plan to retain key talent and address low Organization Design Expensive voluntary retirements and resulting loss performers of talent & Benefit Costs ~30% opportunity: leverage and optimize Duplicative operations Shared Services Centers ~30% reduction: coverage optimization, adoption Overlapping delivery solutions Delivery of best practices Three weeks of customary due diligence will likely reveal other opportunities and validate assumptions. *Amounts shown are estimates and subject to validation in diligence. 17

Projected Timing for Realization of Expected Cost Synergies Transaction Cost Synergies ($ in mm) YEAR 1 $500 YEAR 2 $1,500 YEAR 3 $2,000 RU N -RATE *See “Forward-Looking Statements” at the front of this document. 18Projected Timing for Realization of Expected Cost Synergies Transaction Cost Synergies ($ in mm) YEAR 1 $500 YEAR 2 $1,500 YEAR 3 $2,000 RU N -RATE *See “Forward-Looking Statements” at the front of this document. 18

3 Undisputed Strategic Logic $1-$1.5bn of potential growth opportunities only realized through a combination 193 Undisputed Strategic Logic $1-$1.5bn of potential growth opportunities only realized through a combination 19

Most Complete and Competitive Portfolio Across All Product Segments HP is a market leader in four segments (Home, Office A4, Production and Packaging) and is moving deeper into Industrial Printing, but key gaps remain in the segments where Xerox is a market leader (Office A3, Managed Services, Entry Production, Production Mono and B3 Color Cut Sheet). Digital Segments (Toner + Inkjet) $35bn $100bn $95bn $15bn Production Color B3 Entry Home A4 office A3 office Managed B3 Color Cut B2 Color Cut Wide Industrial Continuous Mono Cut Color Cut Packaging printing equipment equipment Sheet Sheet Services Format (3D, PE) Sheet Feed Sheet Xerox Xerox XRX HP HP HP Source: Based on Xerox analysis of market data sources. 20 Market SizeMost Complete and Competitive Portfolio Across All Product Segments HP is a market leader in four segments (Home, Office A4, Production and Packaging) and is moving deeper into Industrial Printing, but key gaps remain in the segments where Xerox is a market leader (Office A3, Managed Services, Entry Production, Production Mono and B3 Color Cut Sheet). Digital Segments (Toner + Inkjet) $35bn $100bn $95bn $15bn Production Color B3 Entry Home A4 office A3 office Managed B3 Color Cut B2 Color Cut Wide Industrial Continuous Mono Cut Color Cut Packaging printing equipment equipment Sheet Sheet Services Format (3D, PE) Sheet Feed Sheet Xerox Xerox XRX HP HP HP Source: Based on Xerox analysis of market data sources. 20 Market Size

Complementary Coverage Models Drive New Revenue Opportunities PRIMARY ROUTES-TO-MARKET COMBINATION BENEFITS Xerox has a strong direct sales force—both selling to enterprises and SMB. HP’s primary route-to-market is through its indirect channel. 45% 26 29 Our complementary hardware, software and % % service offerings paired with our complementary routes-to-market provide the combined company with an opportunity to increase its total addressable market. 12 88% % Specifically, each can cross-sell one another's technology into its existing install base and drive incremental revenue, all while eliminating Direct Enterprise Direct SMB Indirect duplicative SG&A costs. Source: Based on Xerox October YTD ’19 revenues and Xerox analysis of available HP data. 21Complementary Coverage Models Drive New Revenue Opportunities PRIMARY ROUTES-TO-MARKET COMBINATION BENEFITS Xerox has a strong direct sales force—both selling to enterprises and SMB. HP’s primary route-to-market is through its indirect channel. 45% 26 29 Our complementary hardware, software and % % service offerings paired with our complementary routes-to-market provide the combined company with an opportunity to increase its total addressable market. 12 88% % Specifically, each can cross-sell one another's technology into its existing install base and drive incremental revenue, all while eliminating Direct Enterprise Direct SMB Indirect duplicative SG&A costs. Source: Based on Xerox October YTD ’19 revenues and Xerox analysis of available HP data. 21

Revenue Roadmap Provides $1-$1.5bn of Potential Upside Sell highly complementary portfolio into each’s existing • Most complete portfolio, providing clients a unified platform and install base experience • Ability to generate and capture demand in higher growth segments 3-year forecast: $540mm - $750mm • Utilize and expand Xerox Technical Services capabilities Optimize coverage model and leverage regional • More competitive pricing for strategic target areas manufacturing and distribution efficiencies • Expanded go-to-market through resellers and indirect channels • Leverage local assembly in key countries to reduce taxes 3-year forecast: $50mm - $100mm Integrate HP’s offerings into Xerox’s broader Office-as-a- Service offering and drive it through Xerox’s direct SMB sales • Leverage Xerox’s direct SMB sales force and services and HP’s force offerings such as Device-as-a-Service (DaaS) and PCs 3-year forecast: $350mm - $400mm Unlock growth through Xerox services and software • Complement and enhance Xerox’s strategy in adjacent and new markets • Diversify overall business from PC and printing markets 3-year forecast: $300mm - $400mm Expand Xerox Financial Services to HP’s clients and partners • Ability to provide leasing to HP’s direct client base with potential to expand offering to HP’s indirect channels 3-year forecast: $150mm - $300mm See the Appendix for specific examples 22Revenue Roadmap Provides $1-$1.5bn of Potential Upside Sell highly complementary portfolio into each’s existing • Most complete portfolio, providing clients a unified platform and install base experience • Ability to generate and capture demand in higher growth segments 3-year forecast: $540mm - $750mm • Utilize and expand Xerox Technical Services capabilities Optimize coverage model and leverage regional • More competitive pricing for strategic target areas manufacturing and distribution efficiencies • Expanded go-to-market through resellers and indirect channels • Leverage local assembly in key countries to reduce taxes 3-year forecast: $50mm - $100mm Integrate HP’s offerings into Xerox’s broader Office-as-a- Service offering and drive it through Xerox’s direct SMB sales • Leverage Xerox’s direct SMB sales force and services and HP’s force offerings such as Device-as-a-Service (DaaS) and PCs 3-year forecast: $350mm - $400mm Unlock growth through Xerox services and software • Complement and enhance Xerox’s strategy in adjacent and new markets • Diversify overall business from PC and printing markets 3-year forecast: $300mm - $400mm Expand Xerox Financial Services to HP’s clients and partners • Ability to provide leasing to HP’s direct client base with potential to expand offering to HP’s indirect channels 3-year forecast: $150mm - $300mm See the Appendix for specific examples 22

4 Leadership with Proven Track Record Xerox management developed and is executing a strategic 3-year playbook to create shareholder value 234 Leadership with Proven Track Record Xerox management developed and is executing a strategic 3-year playbook to create shareholder value 23

Xerox Leadership John Visentin Vice Chairman and CEO Steve Bandrowczak Bill Osbourn, Jr. Anne Marie Squeo Tracey Koziol President, COO CFO Chief Brand Officer SVP, Global Offerings Integrated 50+ acquisitions and Led product development for M&A and integration expertise; Launched Netflix in 130 countries; spin outs including HP, Alight and mobility offerings at Dell and Time Warner veteran; former led Lockheed through Lenovo Motorola PwC National Office partner restructuring; Pulitzer Prize-winner Joanne Collins Smee Mary McHugh Louie Pastor Hervé Tessler Chief Commercial Officer Chief Delivery Officer General Counsel President, EMEA Led technology transformation Served as HP Delivery SVP, Oracle Executed acquisitions, 30-year Xerox veteran with services for the U.S. government, and IBM veteran dispositions and investments extensive international experience IBM veteran valued at $20bn+ Mike Feldman Suzan Morno-Wade Naresh Shanker Nicole Torraco President, Americas Chief HR Officer Chief Technology Officer SVP, Strategy and M&A Spent 24 years at HP and HR transformation experience, Designed split of HP, led several Expertise in stressed, distressed optimized its Americas route-to- Hess and General Electric veteran acquisitions and spinouts and event driven investing; M&A market including Samsung Print and and corporate workouts Agilent 24Xerox Leadership John Visentin Vice Chairman and CEO Steve Bandrowczak Bill Osbourn, Jr. Anne Marie Squeo Tracey Koziol President, COO CFO Chief Brand Officer SVP, Global Offerings Integrated 50+ acquisitions and Led product development for M&A and integration expertise; Launched Netflix in 130 countries; spin outs including HP, Alight and mobility offerings at Dell and Time Warner veteran; former led Lockheed through Lenovo Motorola PwC National Office partner restructuring; Pulitzer Prize-winner Joanne Collins Smee Mary McHugh Louie Pastor Hervé Tessler Chief Commercial Officer Chief Delivery Officer General Counsel President, EMEA Led technology transformation Served as HP Delivery SVP, Oracle Executed acquisitions, 30-year Xerox veteran with services for the U.S. government, and IBM veteran dispositions and investments extensive international experience IBM veteran valued at $20bn+ Mike Feldman Suzan Morno-Wade Naresh Shanker Nicole Torraco President, Americas Chief HR Officer Chief Technology Officer SVP, Strategy and M&A Spent 24 years at HP and HR transformation experience, Designed split of HP, led several Expertise in stressed, distressed optimized its Americas route-to- Hess and General Electric veteran acquisitions and spinouts and event driven investing; M&A market including Samsung Print and and corporate workouts Agilent 24

Proven Playbook to Increase Shareholder Value The Xerox three-year strategic playbook has focused on four key initiatives: YTD Share Price Performance ($/share, rebased to Xerox Stock Price on January 2, 2019) • Optimize Operations: Simplify and streamline February 5, 2019 November 5, 2019 operations through Project Own It Xerox strategy Sale of Fuji Xerox $40 announced introduced Xerox $36.37 • Drive Revenue: Advance core technology business and 35 +80.7% capitalize on opportunities in growing segments of the market (e.g. the SMB market) 30 S&P500 • Innovate: Enter adjacent and new markets and deploy 25 +22.5% disciplined “startup-like” model aligning investments to focused growth areas for monetization 20 HP (10.8%) • Focus on Cash and Capital Returns: Deploy capital October 3, 2019 15 HP introduced opportunistically to maximize the return on investments strategy 10 January 2, 2019 November 5, 2019 (Press reported Xerox’s unaffected share price is up over 80% since the Xerox’s offer to HP) start of the year as a result of executing on its strategic playbook. 25Proven Playbook to Increase Shareholder Value The Xerox three-year strategic playbook has focused on four key initiatives: YTD Share Price Performance ($/share, rebased to Xerox Stock Price on January 2, 2019) • Optimize Operations: Simplify and streamline February 5, 2019 November 5, 2019 operations through Project Own It Xerox strategy Sale of Fuji Xerox $40 announced introduced Xerox $36.37 • Drive Revenue: Advance core technology business and 35 +80.7% capitalize on opportunities in growing segments of the market (e.g. the SMB market) 30 S&P500 • Innovate: Enter adjacent and new markets and deploy 25 +22.5% disciplined “startup-like” model aligning investments to focused growth areas for monetization 20 HP (10.8%) • Focus on Cash and Capital Returns: Deploy capital October 3, 2019 15 HP introduced opportunistically to maximize the return on investments strategy 10 January 2, 2019 November 5, 2019 (Press reported Xerox’s unaffected share price is up over 80% since the Xerox’s offer to HP) start of the year as a result of executing on its strategic playbook. 25

Proven Value Creation through Strategic Decision-Making EXPANDED HP RELATIONSHIP RESET FUJIFILM RELATIONSHIP June 4, 2019 November 5, 2019 Xerox leveraged its sourcing spend to create incremental • Monetized otherwise illiquid assets at attractive growth opportunities that include: valuation – over 20x 2019’s expected aggregate cash flow to Xerox • Sourcing additional A4 and Entry A3 equipment from HP• Created maximum strategic flexibility by removing any termination rights related to a change of control of • Providing toner for both the multifunction printers Xerox from existing sourcing agreements (MFPs) we will buy from HP under this agreement and certain other HP printers• Ensured continuity of supply by extending the terms of existing product sourcing agreements with Fuji Xerox • Becoming a DaaS specialist in HP’s Partner First (FX) and establishing a new framework on future program in the U.S. and an authorized seller of HP product programs personal computers, displays and accessories to commercial customers• Generated additional revenue and profit from licensing certain intellectual property to FX • Expanding Xerox’s software presence by making DocuShare Flex, Xerox’s cloud-based content • Eliminated expense of defending the litigation Fujifilm management platform, available on commercial SMB filed against Xerox after 2018’s terminated merger HP PCs distributed in the U.S. 26Proven Value Creation through Strategic Decision-Making EXPANDED HP RELATIONSHIP RESET FUJIFILM RELATIONSHIP June 4, 2019 November 5, 2019 Xerox leveraged its sourcing spend to create incremental • Monetized otherwise illiquid assets at attractive growth opportunities that include: valuation – over 20x 2019’s expected aggregate cash flow to Xerox • Sourcing additional A4 and Entry A3 equipment from HP• Created maximum strategic flexibility by removing any termination rights related to a change of control of • Providing toner for both the multifunction printers Xerox from existing sourcing agreements (MFPs) we will buy from HP under this agreement and certain other HP printers• Ensured continuity of supply by extending the terms of existing product sourcing agreements with Fuji Xerox • Becoming a DaaS specialist in HP’s Partner First (FX) and establishing a new framework on future program in the U.S. and an authorized seller of HP product programs personal computers, displays and accessories to commercial customers• Generated additional revenue and profit from licensing certain intellectual property to FX • Expanding Xerox’s software presence by making DocuShare Flex, Xerox’s cloud-based content • Eliminated expense of defending the litigation Fujifilm management platform, available on commercial SMB filed against Xerox after 2018’s terminated merger HP PCs distributed in the U.S. 26

For Those Asking Why Now… We Say, “Why Wait? ” This is a compelling proposal that immediately increases the value of your investment in HP and achieves long overdue industry consolidation that spurs efficiencies of scale and growth. Urge HP to: • Engage with Xerox • Conduct three weeks of mutual due diligence • Realize the value that our offer represents 27For Those Asking Why Now… We Say, “Why Wait? ” This is a compelling proposal that immediately increases the value of your investment in HP and achieves long overdue industry consolidation that spurs efficiencies of scale and growth. Urge HP to: • Engage with Xerox • Conduct three weeks of mutual due diligence • Realize the value that our offer represents 27

Appendix 28Appendix 28

Revenue Synergy Examples Four examples of how we can leverage each company’s technology and routes-to- market to drive $1-$1.5bn of incremental revenue 29Revenue Synergy Examples Four examples of how we can leverage each company’s technology and routes-to- market to drive $1-$1.5bn of incremental revenue 29

Integrate HP’s Offerings into Xerox’s Broader Office-as-a-Service Offering and Drive It Through Xerox’s Direct SMB Sales Force Few SMBs have the financial resources or ongoing need to have a full-time CIO. Xerox’s Office-as-a-Service solves for this challenge. The combined company can provide HP’s install base and Xerox’s SMB clients a complete and more compelling offering. XEROX OFFERING THE MARKET OPPORTUNITY Managed IT Services: • DaaS for U.S. only • Security • Network Support • Help Desk • Remote Monitoring • Backup and Recovery • Data Protection $376bn IT Solution Sales: The missing pieces… PCs worldwide market for Managed IT Services • Multifunction Devices and DaaS worldwide… for SMB and IT Solution Sales – Gaps filled by HP • Software (1) with services having a 6% CAGR • Implementation Services Note: Mkt Size ‘18, CAGR ‘18-’20; Managed Svcs covers: Small Bus. & Lower Midmarket. IT Solns covers: data center sys for SB & Lower midmarket, PC/tablets for Ent. & SMB excl. SOHO & upper Midmarket. 1 Sources: Gartner SMB IT Spend Forecast Update 1Q19, Gartner Market Databook Update 1Q19. 30Integrate HP’s Offerings into Xerox’s Broader Office-as-a-Service Offering and Drive It Through Xerox’s Direct SMB Sales Force Few SMBs have the financial resources or ongoing need to have a full-time CIO. Xerox’s Office-as-a-Service solves for this challenge. The combined company can provide HP’s install base and Xerox’s SMB clients a complete and more compelling offering. XEROX OFFERING THE MARKET OPPORTUNITY Managed IT Services: • DaaS for U.S. only • Security • Network Support • Help Desk • Remote Monitoring • Backup and Recovery • Data Protection $376bn IT Solution Sales: The missing pieces… PCs worldwide market for Managed IT Services • Multifunction Devices and DaaS worldwide… for SMB and IT Solution Sales – Gaps filled by HP • Software (1) with services having a 6% CAGR • Implementation Services Note: Mkt Size ‘18, CAGR ‘18-’20; Managed Svcs covers: Small Bus. & Lower Midmarket. IT Solns covers: data center sys for SB & Lower midmarket, PC/tablets for Ent. & SMB excl. SOHO & upper Midmarket. 1 Sources: Gartner SMB IT Spend Forecast Update 1Q19, Gartner Market Databook Update 1Q19. 30

Opportunity to Sell Xerox Services to HP’s Existing Clients and Partners Xerox has a suite of horizontal and industry-specific service offerings that leverage its full portfolio of devices and software. Xerox is the only firm in the print market with this range of services. These offerings have moved Xerox up the value chain and can do the same for HP. Xerox Services Market Size ‘18 ‘18-’21 CAGR Growth Opportunities Campaigns on Demand • Invest in sales SMEs to penetrate clients with new Campaigns on Demand offerings Customer Communication $10.4bn 10.4% • Deploy Xerox’s Value Plus program leveraging new platform and partner capabilities (1) Mgmt • Expand wallet share by capturing vended print and additional value added services (2) Centralized Print Services $3.0bn (1.7)% • Leverage platform and services to retain and drive volume into centralized print sites Capture and Content • Engage clients with Capture and Content offerings to support clients digitization programs $13.5bn 5.6% (3) Services • Leverage existing Intelligent Workplace Services footprint and relationships to expand (4) Workflow Automation $1.6bn 13.0% into Workflow Automation and Content Management Services leveraging DocuShare • Target new business pursuits with value props and offerings Intelligent Workplace Services • Bring innovation to existing clients and deploy top renewal forums to improve win rate $4.3bn 0.6% (5) –Enterprise • Engage clients to manage across both office and production print environments • Launch offering and tool set in Xerox Business Solutions to provide broader value Intelligent Workplace Services proposition $3.7bn 7.1% (5) – SMB • Deploy new offerings to drive SMB growth 1 Xerox internal calculations; InfoTrends, 2018: “The Value of Customer Communications Delivery – North America Sizing & Forecast: 2016-2021” + CS sources; InfoTrends, 2016: “US & WE Document Outsourcing Market Forecast: 2015-2020”. 2 Based on Xerox analysis from market data sources. 3 31 Worldwide and U.S. Outsourced Document Services Forecast, 2018-2022 – US Only. 4 Worldwide Business Workflow Automation and Optimization Forecast, 2018-2022 – US Only. 5 Based on Xerox analysis from market data sources.Opportunity to Sell Xerox Services to HP’s Existing Clients and Partners Xerox has a suite of horizontal and industry-specific service offerings that leverage its full portfolio of devices and software. Xerox is the only firm in the print market with this range of services. These offerings have moved Xerox up the value chain and can do the same for HP. Xerox Services Market Size ‘18 ‘18-’21 CAGR Growth Opportunities Campaigns on Demand • Invest in sales SMEs to penetrate clients with new Campaigns on Demand offerings Customer Communication $10.4bn 10.4% • Deploy Xerox’s Value Plus program leveraging new platform and partner capabilities (1) Mgmt • Expand wallet share by capturing vended print and additional value added services (2) Centralized Print Services $3.0bn (1.7)% • Leverage platform and services to retain and drive volume into centralized print sites Capture and Content • Engage clients with Capture and Content offerings to support clients digitization programs $13.5bn 5.6% (3) Services • Leverage existing Intelligent Workplace Services footprint and relationships to expand (4) Workflow Automation $1.6bn 13.0% into Workflow Automation and Content Management Services leveraging DocuShare • Target new business pursuits with value props and offerings Intelligent Workplace Services • Bring innovation to existing clients and deploy top renewal forums to improve win rate $4.3bn 0.6% (5) –Enterprise • Engage clients to manage across both office and production print environments • Launch offering and tool set in Xerox Business Solutions to provide broader value Intelligent Workplace Services proposition $3.7bn 7.1% (5) – SMB • Deploy new offerings to drive SMB growth 1 Xerox internal calculations; InfoTrends, 2018: “The Value of Customer Communications Delivery – North America Sizing & Forecast: 2016-2021” + CS sources; InfoTrends, 2016: “US & WE Document Outsourcing Market Forecast: 2015-2020”. 2 Based on Xerox analysis from market data sources. 3 31 Worldwide and U.S. Outsourced Document Services Forecast, 2018-2022 – US Only. 4 Worldwide Business Workflow Automation and Optimization Forecast, 2018-2022 – US Only. 5 Based on Xerox analysis from market data sources.

Extensive Opportunity to Attach Xerox Software Across HP’s Portfolio Xerox FreeFlow Core ®: XMPie ®: Xerox DocuShare ®: Automates the process steps required to Customizes compliant printed and digital Enables secure content management with prepare a job for print with on-premise and communications. on-premise and cloud configurations. cloud configurations. Production Digital Workflow Market Customer Communications Mgmt. Market Enterprise Content Mgmt. Market $143mm $1.5bn $4.9bn (1) (2) (2) 8% CAGR 12% CAGR 4% CAGR Xerox is uniquely positioned in the market with its cloud and SaaS software offerings – an area where spend (3) continues to grow. Selling Xerox’s offerings to HP clients with the following devices provides an opportunity to grow revenue and improve the client experience. HP Indigo Digital Press HP Wide Format HP Laptops and PCs HP Product Portfolio Xerox Attach Opportunity XMPie®, Xerox FreeFlow® XMPie®, Xerox FreeFlow® Xerox DocuShare® (4) (4) 10,000 50,000 40.2M shipped between Q1-Q3 ’19 outside of Estimated worldwide (5) the U.S. —an opportunity beyond existing installed base partnership 1 Market size 2018, CAGRs 2018-20. Source: Based on Xerox analysis from market data sources. 2 Market size 2018, CAGRs 2018-20. Source: Xerox analysis from InfoTrends- Global Production Workflow Market Forecast (July 2018). 32 3 Battery Ventures – Software report (May 2019). 4 Based on Xerox analysis of market data 5 Preliminary Worldwide PC Vendor Unit Shipment Estimates for 1Q19 - April 10, 2019, Preliminary Worldwide PC Vendor Unit Shipment Estimates for 2Q19 - July 11, 2019, Preliminary Worldwide PC Vendor Unit Shipment Estimates for 3Q19 - October 10, 2019.Extensive Opportunity to Attach Xerox Software Across HP’s Portfolio Xerox FreeFlow Core ®: XMPie ®: Xerox DocuShare ®: Automates the process steps required to Customizes compliant printed and digital Enables secure content management with prepare a job for print with on-premise and communications. on-premise and cloud configurations. cloud configurations. Production Digital Workflow Market Customer Communications Mgmt. Market Enterprise Content Mgmt. Market $143mm $1.5bn $4.9bn (1) (2) (2) 8% CAGR 12% CAGR 4% CAGR Xerox is uniquely positioned in the market with its cloud and SaaS software offerings – an area where spend (3) continues to grow. Selling Xerox’s offerings to HP clients with the following devices provides an opportunity to grow revenue and improve the client experience. HP Indigo Digital Press HP Wide Format HP Laptops and PCs HP Product Portfolio Xerox Attach Opportunity XMPie®, Xerox FreeFlow® XMPie®, Xerox FreeFlow® Xerox DocuShare® (4) (4) 10,000 50,000 40.2M shipped between Q1-Q3 ’19 outside of Estimated worldwide (5) the U.S. —an opportunity beyond existing installed base partnership 1 Market size 2018, CAGRs 2018-20. Source: Based on Xerox analysis from market data sources. 2 Market size 2018, CAGRs 2018-20. Source: Xerox analysis from InfoTrends- Global Production Workflow Market Forecast (July 2018). 32 3 Battery Ventures – Software report (May 2019). 4 Based on Xerox analysis of market data 5 Preliminary Worldwide PC Vendor Unit Shipment Estimates for 1Q19 - April 10, 2019, Preliminary Worldwide PC Vendor Unit Shipment Estimates for 2Q19 - July 11, 2019, Preliminary Worldwide PC Vendor Unit Shipment Estimates for 3Q19 - October 10, 2019.

Leveraging Xerox Financial Services Provides Accretive, High-Margin Growth of $150-$300mm Today, HP doesn’t have a financing business. Instead, it relies on its relationship with HPE, missing out on high- margin, recurring business. Leveraging Xerox Financial Services provides the combined company with a significant growth opportunity. 70%+ By redirecting half of the business that today is financed by HPE Financial Services, we anticipate growing revenue More than 70% of our Core Technology between $150 to $300mm within three years. Business is leased through Xerox Financial Services, a high margin business and There also may be an opportunity to expand leasing differentiator beyond what HPE Financial Services is currently financing, which could double or triple our estimates. To validate this, we need to conduct due diligence. 33Leveraging Xerox Financial Services Provides Accretive, High-Margin Growth of $150-$300mm Today, HP doesn’t have a financing business. Instead, it relies on its relationship with HPE, missing out on high- margin, recurring business. Leveraging Xerox Financial Services provides the combined company with a significant growth opportunity. 70%+ By redirecting half of the business that today is financed by HPE Financial Services, we anticipate growing revenue More than 70% of our Core Technology between $150 to $300mm within three years. Business is leased through Xerox Financial Services, a high margin business and There also may be an opportunity to expand leasing differentiator beyond what HPE Financial Services is currently financing, which could double or triple our estimates. To validate this, we need to conduct due diligence. 33